SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  September 19, 2003
                                                --------------------------------


                            Nicolet Bankshares, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


          Wisconsin                       0-50248                47-0871001
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation)                                               Identification No.)




                           110 South Washington Street
                              Green Bay, WI  54301
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code       (920) 430-1400
                                                    ----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS

     On September 19, 2003, Nicolet National Bank entered into a definitive agreement to purchase the branch office of Republic Bank located at 1015 10th Avenue, Menominee, Michigan. The purchase is expected to be completed in late 2003.

     The foregoing summary description is qualified in its entirety by reference to the press release, which is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7. EXHIBITS

     (c)  Exhibits

          No.     Description
          ---     -----------

          99.1    Press Release dated September 19, 2003.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NICOLET BANKSHARES, INC.


Date:  September 19, 2003            By:  /s/  Jacqui A. Engebos
                                        ----------------------------------------
                                        Jacqui  A.  Engebos
                                        Chief  Financial  Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION


Exhibit 99.1    Press Release dated September 19, 2003.


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